SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 19, 2005
                        (Date of earliest event reported)

                             The Topps Company, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                                    000-15817
                            (Commission File Number)

                                   11-2849283
                      (I.R.S. Employer Identification No.)

                    One Whitehall Street, New York, NY 10004
                                 (212) 376-0300
          (Address of principal executive offices and telephone number)


                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT


     On July 19, 2005, The Topps Company, Inc. (the "Company") entered into a letter amendment (the "Amendment") with the Major League Baseball Players Association (the "MLBPA"), which amends certain terms of the Memorandum of Agreement, dated January 6, 2003, between the Company and the MLBPA (the "Agreement").

     Under the terms of the amended Agreement, the Company agrees to pay certain royalties and marketing fees to the MLBPA and the Company is authorized to manufacture and distribute trading cards of Major League baseball players. The term of the amended Agreement is now four years.

     The Amendment will be filed as an exhibit to the Company's quarterly report on Form 10-Q for the quarter ending on August 27, 2005, with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



Dated:  July 25, 2005

                                THE TOPPS COMPANY, INC.



                                By:    s/  Catherine K. Jessup
                                       ---------------------------
                                Name:      Catherine K. Jessup
                                Title: Vice President CFO & Treasurer